Ex. 4.02

AMENDED AND RESTATED DECLARATION
OF TRUST
CITIGROUP CAPITAL XXXIII
Dated as of July 30, 2009

i

TABLE OF CONTENTS
(continued)

Page
ARTICLE V
TRUSTEES

SECTION 5.1 Number of Trustees	24
SECTION 5.2 Delaware Trustee	24
SECTION 5.3 Institutional Trustee; Eligibility	24
SECTION 5.4 Qualifications of Regular Trustees and Delaware Trustee Generally	25
SECTION 5.5 Initial Trustees; Additional Powers of Regular Trustees	25
SECTION 5.6 Appointment, Removal and Resignation of Trustees	26
SECTION 5.7 Vacancies among Trustees	28
SECTION 5.8 Effect of Vacancies	28
SECTION 5.9 Meetings	28
SECTION 5.10 Delegation of Power	29
SECTION 5.11 Merger, Conversion, Consolidation or Succession to Business	29

ARTICLE VI
DISTRIBUTIONS; EXCHANGES

SECTION 6.1 Distributions	29
SECTION 6.2 Exchanges	29

ARTICLE VII
ISSUANCE OF SECURITIES

SECTION 7.1 General Provisions Regarding Securities	30

ARTICLE VIII
DISSOLUTION; TERMINATION OF TRUST

SECTION 8.1 Dissolution of Trust	31

ARTICLE IX
TRANSFER OF INTERESTS

SECTION 9.1 Transfer of Securities	32
SECTION 9.2 Transfer of Certificates	33
SECTION 9.3 Deemed Security Holders	34
SECTION 9.4 Book Entry Interests	35
SECTION 9.5 Notices to Clearing Agency	35
SECTION 9.6 Appointment of Successor Clearing Agency	36
SECTION 9.7 Definitive Capital Security Certificates	36
SECTION 9.8 Mutilated, Destroyed, Lost or Stolen Certificates	36

ii

TABLE OF CONTENTS
(continued)

Page
ARTICLE X
LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1 Liability	37
SECTION 10.2 Exculpation	37
SECTION 10.3 Fiduciary Duty	38
SECTION 10.4 Indemnification	39
SECTION 10.5 Outside Businesses	41

ARTICLE XI
ACCOUNTING

SECTION 11.1 Fiscal Year	42
SECTION 11.2 Certain Accounting Matters	42
SECTION 11.3 Banking	43
SECTION 11.4 Withholding	43

ARTICLE XII
AMENDMENTS AND MEETINGS

SECTION 12.1 Amendments	43
SECTION 12.2 Meetings of the Holders of Securities; Action by Written Consent	45

ARTICLE XIII
REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE

SECTION 13.1 Representations and Warranties of Institutional Trustee	46
SECTION 13.2 Representations and Warranties of Delaware Trustee	47

ARTICLE XIV
MISCELLANEOUS

SECTION 14.1 Notices	47
SECTION 14.2 Governing Law; Waiver of Trial by Jury	49
SECTION 14.3 Intention of the Parties	49
SECTION 14.4 Headings	49
SECTION 14.5 Successors and Assigns	49
SECTION 14.6 Partial Enforceability	49
SECTION 14.7 Counterparts	49

iii

-iv-

CROSS-REFERENCE TABLE*1

Section of
Trust Indenture Act
of 1939, as amended	Section of Declaration
310	2.1	(c)
310(b)	5.3(c), 5.3	(d)
311(a)	2.2	(b)
311(b)	2.2	(b)
312(b)	2.2	(b)
313	2.3
313(d)	2.3
314	2.4
314(a)	3.6	(j)
314(c)	2.5
316(a)	2.6(a), (b),	(c)
316(c)	3.6	(e)
317	2.1	(c)
317(b)	3.8	(h)

*	This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

[1]	Note: Cross-Reference Table to be confirmed and updated.

-v-

AMENDED AND RESTATED
DECLARATION OF TRUST
OF
CITIGROUP CAPITAL XXXIII
July 30, 2009
          AMENDED AND RESTATED DECLARATION OF TRUST (“Declaration”) dated and effective as of July 30, 2009, by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;
          WHEREAS, the Trustees and the Sponsor established Citigroup Capital XXXIII (the “Trust”), a trust under the Statutory Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of June 3, 2009 (the “Original Declaration”) and a Certificate of Trust filed with the Secretary of State of the State of Delaware on June 3, 2009, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and acquiring certain Debentures of the Debenture Issuer;
          WHEREAS, as of the date hereof, no interests in the Trust have been issued;
          WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and
          NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Statutory Trust Act and that this Declaration constitute the governing instrument of such statutory trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.
ARTICLE I
INTERPRETATION AND DEFINITIONS
SECTION 1.1 Definitions.
          Unless the context otherwise requires:
          (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;
          (b) a term defined anywhere in this Declaration has the same meaning throughout;

          (c) all references to “the Declaration” or “this Declaration” are to this Declaration as modified, supplemented or amended from time to time;
          (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;
          (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and
          (f) a reference to the singular includes the plural and vice versa.
          “Affiliate” has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.
          “Authorized Officer” of a Person means any Person that is authorized to bind such Person.
          “Book Entry Interest” means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.
          “Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in the City of New York, New York are permitted or required by any applicable law or regulation to close.
          “Capital Securities Guarantee” means the guarantee agreement dated as of July 30, 2009, of Citigroup, as Guarantor in respect of the Capital Securities.
          “Capital Security” has the meaning specified in Section 7.1.
          “Capital Security Beneficial Owner” means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).
          “Capital Security Certificate” means a certificate representing a Capital Security substantially in the form of Exhibit A-1.
          “Certificate” means a Common Security Certificate or a Capital Security Certificate.
          “Citigroup” means Citigroup Inc., a Delaware corporation.
          “Clearing Agency” means an organization registered as a “Clearing Agency” pursuant to Section 17A of the Exchange Act that is acting as depositary for the Capital

Securities and in whose name or in the name of a nominee of that organization shall be registered one or more Global Certificates and which shall undertake to effect book entry transfers and pledges of the Capital Securities.
          “Clearing Agency Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.
          “Closing Date” means July 30, 2009.
          “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.
          “Commission” means the Securities and Exchange Commission.
          “Common Security” has the meaning specified in Section 7.1.
          “Common Security Certificate” means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.
          “Company Indemnified Person” means (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.
          “Corporate Trust Office” means the office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at 101 Barclay Street-8W, New York, New York 10286.
          “Covered Person” means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust’s Affiliates; and (b) any Holder of Securities.
          “Debenture Issuer” means Citigroup in its capacity as issuer of the Debentures under the Indenture.
          “Debenture Trustee” means The Bank of New York Mellon, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.
          “Debentures” means the series of Debentures to be issued by the Debenture Issuer under the Indenture to be held by the Institutional Trustee, a specimen certificate for such series of Debentures being Exhibit B.
          “Default” in respect of the Securities means a Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.
          “Definitive Capital Security Certificates” has the meaning set forth in Section 9.4.

          “Delaware Trustee” has the meaning set forth in Section 5.2.
          “Distribution” has the meaning set forth in Section 6.1.
          “DTC” means The Depository Trust Company, the initial Clearing Agency.
          “Exchange” has the meaning set forth in Section 6.2(a).
          “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.
          “Exchange Agreements” means the exchange agreements, dated June 9, 2009, by and between the United States Department of the Treasury and Citigroup, and by and between the Federal Deposit Insurance Corporation and Citigroup.
          “Fiduciary Indemnified Person” has the meaning set forth in Section 10.4(b).
          “Global Certificate” has the meaning set forth in Section 9.4.
          “Holder” means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Statutory Trust Act.
          “Indemnified Person” means a Company Indemnified Person or a Fiduciary Indemnified Person.
          “Indenture” means the Indenture dated as of July 30, 2009, as amended or supplemented from time to time, between the Debenture Issuer and the Debenture Trustee, pursuant to which the Debentures are to be issued.
          “Institutional Trustee” means the Trustee meeting the eligibility requirements set forth in Section 5.3.
          “Institutional Trustee Account” has the meaning set forth in Section 3.8(c).
          “Investment Company” means an investment company as defined in the Investment Company Act.
          “Investment Company Act” means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.
          “Investment Company Event” has the meaning set forth in Annex I hereto.
          “Legal Action” has the meaning set forth in Section 3.6(g).
          “Liquidation Amount” means, with respect to Capital Securities or Common Securities, the liquidation amount per Capital Security or Common Security, respectively, as set forth in Annex I hereto.

          “Majority in liquidation amount of the Securities” means, except as provided in the terms of the Capital Securities or (subject to Section 2.1(a)) by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of an aggregate liquidation amount representing more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.
          “Ministerial Action” has the meaning set forth in Annex I hereto.
          “Officers’ Certificate” means, with respect to any Person, a certificate signed by two Authorized Officers of such Person, provided that only one Authorized Officer of the Trust is required to sign on behalf of the Trust any Officers’ Certificate delivered pursuant to Section 2.5 of this Declaration. Any Officers’ Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:
          (a) a statement that each officer signing the Officers’ Certificate has read the covenant or condition and the definitions relating thereto;
          (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers’ Certificate;
          (c) a statement that each such officer has made such examination or investigation as, in such officer’s opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and
          (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.
          “Paying Agent” has the meaning specified in Section 3.8(h).
          “Payment Amount” has the meaning specified in Section 6.1.
          “Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.
          “Private Placement Legend” has the meaning specified in Section 9.1(b).
          “Quorum” means any one Regular Trustee or, if there is only one Regular Trustee, such Regular Trustee.
          “Regular Trustee” has the meaning specified in Section 5.1.
          “Regulatory Capital Event” has the meaning set forth in Annex I hereto.

          “Related Party” means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.
          “Responsible Officer” means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee with direct responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer’s knowledge of and familiarity with the particular subject.
          “Rule 3a-5” means Rule 3a-5 under the Investment Company Act.
          “Securities” means the Common Securities and the Capital Securities.
          “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor legislation.
          “Security Registrar” has the meaning set forth in Section 9.2(a).
          “Special Event” has the meaning set forth in Annex I hereto.
          “Sponsor” means Citigroup Inc. or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.
          “Sponsor Affiliated Holder” has the meaning set forth in Section 6.2(a).
          “Statutory Trust Act” means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code §3801 et seq., as it may be amended from time to time, or any successor legislation.
          “Successor Delaware Trustee” has the meaning set forth in Section 5.6(b).
          “Successor Entity” has the meaning set forth-in Section 3.15(b).
          “Successor Institutional Trustee” has the meaning set forth in Section 5.6(b).
          “Successor Securities” has the meaning set forth in Section 3.15(b).
          “Super Majority” has the meaning set forth in Section 2.6(a)(ii).
          “Tax Event” has the meaning set forth in Annex I hereto.
          “10% in liquidation amount of the Securities” means, except as provided in the terms of the Capital Securities or (subject to Section 2.1(a)) by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of an aggregate liquidation amount representing 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.
          “Transfer Certification” has the meaning set forth in Section 9.2(b).
          “Transfer Opinion” has the meaning set forth in Section 9.2(b).
          “Treasury Regulations” means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).
          “Trustee” or “Trustees” means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.
          “Trust Indenture Act” means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.
          “U.S. Government” means any of (i) the federal government of the United States of America, (ii) any instrumentality or agency of the federal government of the United States of America and (iii) any Person wholly-owned by, or the sole beneficiary of which is, the federal government of the United States of America or any instrumentality or agency thereof.
ARTICLE II
TRUST INDENTURE ACT
SECTION 2.1 Trust Indenture Act; Application.
          (a) Except as otherwise expressly provided herein, the Trust Indenture Act shall apply as a matter of contract to this Declaration for purposes of interpretation, construction and defining the rights and obligations hereunder, and this Declaration, the Sponsor and the Institutional Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Declaration were qualified under that Act on the date of this Declaration; provided, however, that Securities held by the U.S. Government shall not be disregarded under the terms of the final paragraph of Section 316(a) of the Trust Indenture Act. Upon and following qualification as an indenture under the Trust Indenture Act, this Declaration shall be subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions, subject to any applicable exemptive order issued by the Commission, including any such order addressing the final paragraph of Section 316(a) of the Trust Indenture Act.
          (b) The Institutional Trustee shall be the only Trustee that is a Trustee for the purposes of the Trust Indenture Act.

          (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties required to be imposed by §§ 310 to 317, inclusive, of the Trust Indenture Act, and such duties are not expressly excluded by this Declaration as permitted by the Trust Indenture Act, such imposed duties shall control.
          (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.
SECTION 2.2 Lists of Holders of Securities.
          (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Institutional Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders of the Securities (“List of Holders”) as of such record date, provided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.
          (b) The Institutional Trustee shall comply with its obligations under §§ 311(a), 311(b) and 312(b) of the Trust Indenture Act.
SECTION 2.3 Reports by the Institutional Trustee.
          Within 60 days after May 15 of each year (commencing with the year of the first anniversary of the Closing Date), the Institutional Trustee shall provide to the Holders of the Capital Securities such reports as are required by § 313(a) of the Trust Indenture Act, if any, in the form and in the manner provided by § 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the other requirements of § 313 of the Trust Indenture Act.
SECTION 2.4 Reports to Institutional Trustee.
          Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such documents, reports and information as required by § 314 of the Trust Indenture Act (if any) and the compliance certificate required by § 314(a)(4) of the Trust Indenture Act in the form, in the manner and at the times required by § 314 of the Trust Indenture Act, but, with respect to the compliance certificate, no later than 120 days after each calendar year. The Sponsor shall notify the Institutional Trustee when any Capital Securities are listed on any stock exchange.

SECTION 2.5 Evidence of Compliance with Conditions Precedent.
          Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent provided for in this Declaration that relate to any of the matters set forth in § 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to § 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers’ Certificate.
SECTION 2.6 Defaults; Waiver.
          (a) The Holders of a Majority in liquidation amount of Capital Securities may, by vote, on behalf of the Holders of all of the Capital Securities, waive any past Default in respect of the Capital Securities and its consequences, provided that if the underlying Default under the Indenture:
     (i) is not waivable under the Indenture, the Default under the Declaration shall also not be waivable; or
     (ii) is waivable only with the consent of holders of more than a majority in principal amount of the Debentures (a “Super Majority”) affected thereby, only the Holders of at least the proportion in aggregate liquidation amount of the Capital Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding may waive such Default in respect of the Capital Securities under the Declaration.
The foregoing provisions of this Section 2.6(a) shall be in lieu of § 316(a)(1)(B) of the Trust Indenture Act and such § 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Default with respect to the Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or a Default with respect to the Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Capital Securities of a Default with respect to the Capital Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.
          (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Default with respect to the Common Securities and its consequences, provided that if the underlying Default under the Indenture:
     (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Default under the Declaration as provided in this Section 2.6(b), the Default under the Declaration shall also not be waivable; or

          (ii) is waivable only with the consent of a Super Majority, except where the Holders of the Common Securities are deemed to have waived such Default under the Declaration as provided in this Section 2.6(b), only the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding may waive such Default in respect of the Common Securities under the Declaration;
provided, further each Holder of Common Securities will be deemed to have waived any such Default and all Defaults with respect to the Common Securities and its consequences until all Defaults with respect to the Capital Securities have been cured, waived or otherwise eliminated, and until such Defaults with respect to the Capital Securities have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Capital Securities and only the Holders of the Capital Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of §§ 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such §§ 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon the waiver of a Default by the Holders of a Majority in liquidation amount of the Common Securities, any such default shall cease to exist and any Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Default with respect to the Common Securities or impair any right consequent thereon.
          (c) A waiver of a Default under the Indenture by the Institutional Trustee at the direction of the Holders of the Capital Securities, constitutes a waiver of the corresponding Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of § 316(a)(1)(B) of the Trust Indenture Act and such § 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.
SECTION 2.7 Default; Notice.
          (a) The Institutional Trustee shall, within 90 days after the occurrence of a Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of (i) all defaults with respect to the Securities actually known to a Responsible Officer of the Institutional Trustee, unless such defaults have been cured before the giving of such notice (the term “defaults” for the purposes of this Section 2.7(a) being hereby defined to be a Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein) and (ii) any notice of default received from the Indenture Trustee with respect to the Debentures, which notice from the Institutional Trustee to the Holders shall state that a Default under the Indenture also constitutes a Default with respect to the Securities; provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Institutional Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

          (b) The Institutional Trustee shall not be deemed to have knowledge of any default except:
     (i) a default under Sections 5.7(b) and 5.7(c) of the Indenture; or
     (ii) any default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer of the Institutional Trustee charged with the administration of this Declaration shall have actual knowledge.
ARTICLE III
ORGANIZATION
SECTION 3.1 Name.
          The Trust is named “Citigroup Capital XXXIII,” as such name may be modified from time to time by the Regular Trustees following written notice to the Institutional Trustee, the Delaware Trustee and the Holders of Securities. The Trust’s activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.
SECTION 3.2 Office.
          The address of the principal office of the Trust is c/o Citigroup Inc., 399 Park Avenue, New York, NY 10022. On ten Business Days written notice to the Institutional Trustee, the Delaware Trustee and the Holders of Securities, the Regular Trustees may designate another principal office.
SECTION 3.3 Purpose.
          The exclusive purposes and functions of the Trust are (a) to issue the Capital Securities, (b) to issue and sell the Common Securities, (c) to acquire the Debentures from the Debenture Issuer, and (d) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise take any action or undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.
SECTION 3.4 Authority.
          Subject to the limitations provided in this Declaration and to the specific duties of the Institutional Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Institutional Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.5 Title to Property of the Trust.
          Except as provided in Section 3.8 with respect to the Debentures and the Institutional Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.
SECTION 3.6 Powers and Duties of the Regular Trustees.
          The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities, if and as applicable:
          (a) to issue the Capital Securities as described in the Exchange Agreements and in accordance with this Declaration and to issue and sell the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Capital Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a simultaneous issuance of both Capital Securities and Common Securities on the Closing Date;
          (b) in connection with the issuance of the Capital Securities, at the direction of the Sponsor, to:
     (i) execute and file with the Commission on behalf of the Trust a registration statement on Form S-3 or on another appropriate form, or a registration statement under Rule 462(b) of the Securities Act, in each case prepared by the Sponsor, including any pre-effective or post-effective amendments thereto, relating to the registration under the Securities Act of the Capital Securities;
     (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Capital Securities in any State in which the Sponsor has determined to qualify or register such Capital Securities for sale;
     (iii) execute and file an application, prepared by the Sponsor, to the New York Stock Exchange or any other national stock exchange for listing upon notice of issuance of any Capital Securities; and
     (iv) execute and file with the Commission on behalf of the Trust a registration statement on Form 8-A, prepared by the Sponsor, including any pre-effective or post-effective amendments thereto, relating to the registration of the Capital Securities under Section 12(b) of the Exchange Act.
          (c) to acquire the Debentures as described in the Exchange Agreements; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Institutional Trustee for the benefit of the Holders of the Capital Securities and the Holders of Common Securities;

          (d) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Special Event; provided that the Regular Trustees shall consult with the Sponsor and the Institutional Trustee before taking or refraining from taking any Ministerial Action in relation to a Special Event;
          (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of §316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as to such actions and applicable record dates;
          (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;
          (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust (“Legal Action”), unless pursuant to Section 3.8(e), the Institutional Trustee has the exclusive power to bring such Legal Action;
          (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;
          (i) to cause the Trust to comply with the Trust’s obligations under the Trust Indenture Act;
          (j) to give the certificate required by § 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Regular Trustee;
          (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;
          (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;
          (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;
          (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust’s valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Capital Securities or to enable the Trust to effect the purposes for which the Trust was created;
          (o) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

     (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;
     (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and
     (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes;
provided that any such action does not adversely affect the interests of Holders;
          (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust; and
          (q) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.
          The Regular Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.
          Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Institutional Trustee set forth in Section 3.8.
          Any expenses incurred by the Regular Trustees pursuant to this Section 3.6 shall be reimbursed by the Debenture Issuer.
SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.
          (a) The Trust shall not, and the Trustees (including the Institutional Trustee) shall not cause the Trust to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not:
     (i) invest any proceeds received by the Trust from holding the Debentures, but shall promptly distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;
     (ii) acquire any assets other than as expressly provided herein;
     (iii) possess Trust property for other than a Trust purpose;
     (iv) make any loans or incur any indebtedness;

     (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;
     (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or
     (vii) other than as provided in this Declaration or Annex I, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past Default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have obtained an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes.
SECTION 3.8 Powers and Duties of the Institutional Trustee.
          (a) The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.
          (b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).
          (c) The Institutional Trustee shall:
     (i) establish and maintain a segregated non-interest bearing trust account (the “Institutional Trustee Account”) in the name of and under the exclusive control of the Institutional Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders of the Capital Securities and Holders of the Common Securities from the Institutional Trustee Account in accordance with Section 6.1. Funds in the Institutional Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Institutional Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness assigned by a “nationally recognized statistical rating organization,” as that term is defined for purposes of Rule 436(g)(2) under the Securities Act, is at least equal to the rating assigned to the Capital Securities by a nationally recognized statistical rating organization;

     (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Capital Securities and the Common Securities to the extent the Debentures are redeemed or mature and to effect the Exchange of Capital Securities and Common Securities for Debentures to the extent the Sponsor or a Sponsor Affiliated Holder elects to effect such Exchange pursuant to Section 6.2 hereof; and
     (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities pursuant to the terms of the Securities.
          (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.
          (e) Subject to Section 2.6, the Institutional Trustee shall take any Legal Action which arises out of or in connection with a Default of which a Responsible Officer of the Institutional Trustee has actual knowledge or the Institutional Trustee’s duties and obligations under this Declaration or the Trust Indenture Act.
          (f) The Institutional Trustee shall not resign as a Trustee unless either:
     (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities, pursuant to the terms of the Securities; or
     (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 5.6.
          (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if a Default actually known to a Responsible Officer of the Institutional Trustee occurs and is continuing, the Institutional Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities, this Declaration, the Statutory Trust Act and the Trust Indenture Act.
          (h) The Institutional Trustee may authorize one or more Persons (each, a “Paying Agent”) to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with § 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Institutional Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Institutional Trustee.
          (i) Subject to this Section 3.8, the Institutional Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.
          The Institutional Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.
SECTION 3.9 Certain Duties and Responsibilities of the Institutional Trustee.
          (a) The Institutional Trustee, before the occurrence of any Default and after the curing of all Defaults that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case a Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Institutional Trustee has actual knowledge, the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in the exercise of such rights and powers, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.
          (b) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:
     (i) prior to the occurrence of a Default and after the curing or waiving of all such Defaults that may have occurred:
     (A) the duties and obligations of the Institutional Trustee shall be determined solely by the express provisions of this Declaration and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Institutional Trustee; and
     (B) in the absence of willful misconduct on the part of the Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);
     (ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;
     (iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the

Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;
     (iv) no provision of this Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Institutional Trustee against such risk or liability is not reasonably assured to it;
     (v) the Institutional Trustee’s sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Institutional Trustee Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;
     (vi) the Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;
     (vii) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account maintained by the Institutional Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and
     (viii) the Institutional Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.
SECTION 3.10 Certain Rights of Institutional Trustee.
          (a) Subject to the provisions of Section 3.9:
     (i) the Institutional Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;
     (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers’ Certificate;
     (iii) whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking,

suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers’ Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;
     (iv) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;
     (v) the Institutional Trustee may consult with counsel or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts’ area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;
     (vi) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Institutional Trustee security and indemnity, reasonably satisfactory to the Institutional Trustee, against the costs, expenses (including attorneys’ fees and expenses and the expenses of the Institutional Trustee’s agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee, provided that nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Institutional Trustee, upon the occurrence of a Default, of its obligation to exercise the rights and powers vested in it by this Declaration;
     (vii) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Institutional Trustee, in its discretion and after prior consultation with the Sponsor, may make such further inquiry or investigation into such facts or matters as it may see fit at the expense of the Sponsor and shall incur no liability of any kind by reason of such inquiry or investigation;
     (viii) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;
     (ix) the rights, privileges, protections, immunities and benefits given to the Institutional Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Institutional Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder by the Institutional Trustee and appointed with due care by it;
     (x) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee’s or its agent’s taking such action;
     (xi) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Institutional Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions;
     (xii) except as otherwise expressly provided by this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;
     (xiii) in no event shall the Institutional Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Institutional Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and
     (xiv) in no event shall the Institutional Trustee be responsible or liable for any failure or delay in the performance of its obligations under this Declaration arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of third-party utilities, communications or computer (software or hardware) services.
          (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

SECTION 3.11 Delaware Trustee.
          The Delaware Trustee is appointed to serve as the trustee of the Trust in the State of Delaware for the sole purpose of satisfying the requirement of Section 3807(a) of the Statutory Trust Act that the Trust have at least one trustee with a principal place of business in the State of Delaware. It is understood and agreed by the parties hereto that the Delaware Trustee shall have none of the duties or liabilities of the Regular Trustees or the Institutional Trustee. The duties of the Delaware Trustee shall be limited to (i) accepting legal process served on the Trust in the State of Delaware and (ii) the execution of any certificates required to be filed with the Delaware Secretary of State which the Delaware Trustee is required to execute under Section 3811 of the Statutory Trust Act. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or the Holders, it is hereby understood and agreed by the other parties hereto that such duties and liabilities are replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Declaration. The Delaware Trustee shall have no liability for the acts or omissions of the Regular Trustees or the Institutional Trustee. The Delaware Trustee shall be entitled to all of the same rights, protections, indemnities and immunities under this Declaration and with respect to the Trust as the Institutional Trustee.
SECTION 3.12 Execution of Documents.
          Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Statutory Trust Act, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6; provided that the registration statement referred to in Section 3.6(b)(i), including any amendments thereto, shall be signed by all of the Regular Trustees.
SECTION 3.13 Not Responsible for Recitals or Issuance of Securities.
          The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.
SECTION 3.14 Duration of Trust.
          The Trust, unless dissolved and terminated pursuant to the provisions of Article VIII hereof, shall have existence for fifty-five (55) years from the Closing Date.
SECTION 3.15 Mergers.
          (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c).
          (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders of the

Securities, the Delaware Trustee or the Institutional Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided that:
          (i) such successor entity (the “Successor Entity”) either:
          (A) expressly assumes all of the obligations of the Trust under the Securities; or
          (B) substitutes for the Securities other securities having substantially the same terms as the Capital Securities (the “Successor Securities”) so long as the Successor Securities rank the same as the Capital Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;
     (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee in its capacity as the Holder of the Debentures;
     (iii) the Capital Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with any other organization on which the Capital Securities are then listed or quoted;
     (iv) such merger, consolidation, amalgamation or replacement does not cause the Capital Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;
     (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders’ interests in the new entity as a result of such merger, consolidation, amalgamation or replacement);
     (vi) such Successor Entity has a purpose identical to that of the Trust;
     (vii) prior to such merger, consolidation, amalgamation or replacement, the Trust has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:
     (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders’ interest in the new entity); and
     (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

     (C) following such merger, consolidation, amalgamation or replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and
     (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Capital Securities Guarantee.
          (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it, if in the opinion of a nationally recognized independent tax counsel experienced in such matters, such consolidation, amalgamation, merger or replacement would cause the Trust or the Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.
ARTICLE IV
SPONSOR
SECTION 4.1 Sponsor’s Purchase of Common Securities.
          On the Closing Date, the Sponsor will purchase all of the Common Securities issued by the Trust at the same time as the Capital Securities are issued.
SECTION 4.2 Responsibilities of the Sponsor.
          In connection with the issue of the Capital Securities, the Sponsor shall have the exclusive right to engage in the following activities, if and as applicable:
          (a) to prepare for filing by the Trust with the Commission a registration statement on Form S-3 or on another appropriate form, or a registration statement under Rule 462(b) of the Securities Act, including any pre-effective or post-effective amendments thereto, relating to the registration under the Securities Act of the Capital Securities;
          (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;
          (c) to prepare for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange for listing upon notice of issuance of any Capital Securities;
          (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A, including any pre-effective or post-effective amendments thereto, relating to the registration of the Capital Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

          (e) to otherwise carry out and perform the provisions of the Exchange Agreements providing for, among other things, the issuance of the Capital Securities.
ARTICLE V
TRUSTEES
SECTION 5.1 Number of Trustees.
          The number of Trustees initially shall be four (4), and:
          (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and
          (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities, provided, however, that the number of Trustees shall in no event be less than two (2); provided further that (1) one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, shall be an entity which has its principal place of business in the State of Delaware (the “Delaware Trustee”); (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (a “Regular Trustee”); and (3) one Trustee shall be the Institutional Trustee, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.
SECTION 5.2 Delaware Trustee.
          If required by the Statutory Trust Act, the Delaware Trustee shall be:
          (a) a natural person who is a resident of the State of Delaware; or
          (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided that if the Institutional Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Institutional Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.
SECTION 5.3 Institutional Trustee; Eligibility.
          (a) There shall at all times be one Trustee that shall act as Institutional Trustee which shall:
     (i) not be an Affiliate of the Sponsor;
     (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and
          (iii) if the Trust is excluded from the definition of an Investment Company solely by means of Rule 3a-7 and to the extent Rule 3a-7 requires a trustee having certain qualifications to hold title to the “eligible assets” of the Trust, the Institutional Trustee shall possess those qualifications.
          (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).
          (c) If the Institutional Trustee has or shall acquire any “conflicting interest” within the meaning of § 310(b) of the Trust Indenture Act, the Institutional Trustee and the Holders of the Common Securities (as if such Holders were the obligor referred to in § 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of § 310(b) of the Trust Indenture Act, subject to the penultimate paragraph thereof.
          (d) The Capital Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.
          (e) The initial Institutional Trustee shall be as set forth in Section 5.5 hereof.
SECTION 5.4 Qualifications of Regular Trustees and Delaware Trustee Generally.
          Each Regular Trustee and the Delaware Trustee (unless the Institutional Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.
SECTION 5.5 Initial Trustees; Additional Powers of Regular Trustees.
          (a) The initial Regular Trustees shall be:
John Gerspach
Charles E. Wainhouse
The initial Delaware Trustee shall be:
BNY Mellon Trust of Delaware
100 White Clay Center
Route 273
Newark, DE 19711

Attn: Corporate Trust Department
The initial Institutional Trustee shall be:
The Bank of New York Mellon
101 Barclay Street-8W
New York, New York 10286
          (b) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.
          (c) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Statutory Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6, provided that any registration statement referred to in Section 3.6(b)(i), including any amendments thereto, shall be signed by all of the Regular Trustees; and
          (d) a Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6.
SECTION 5.6 Appointment, Removal and Resignation of Trustees.
          (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:
     (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and
     (ii) in the case of the Regular Trustees, after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;
     (iii) in the case of the Institutional Trustee and the Delaware Trustee, unless a Default shall have occurred and be continuing after the issuance of any Securities, by a vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and
     (iv) in the case of the Institutional Trustee and the Delaware Trustee, if a Default shall have occurred and be continuing after the issuance of the Securities, by a vote of the Holders of a Majority in liquidation amount of the Capital Securities voting as a class at a meeting of the Holders of the Capital Securities.

          (b) (i) The Trustee that acts as Institutional Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Institutional Trustee under Section 5.3 (a “Successor Institutional Trustee”) has been appointed and has accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Regular Trustees and the Sponsor; and
          (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a “Successor Delaware Trustee”) has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.
          (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:
     (i) No such resignation of the Trustee that acts as the Institutional Trustee shall be effective:
     (A) until a Successor Institutional Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the resigning Institutional Trustee; or
     (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the holders of the Securities; and
     (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.
          (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Institutional Trustee as the case may be if the Institutional Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.
          (e) If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Institutional Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction at the expense of the Sponsor for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

          (f) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.
SECTION 5.7 Vacancies among Trustees.
          If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.
SECTION 5.8 Effect of Vacancies.
          The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.
SECTION 5.9 Meetings.
          If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

SECTION 5.10 Delegation of Power.
          (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing;
          (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein; and
          (c) any delegation of power by a Regular Trustee under Section 3.6(g) (and Section 3.6(o) insofar as it applies to Section 3.6(g)) or by the Institutional Trustee under Section 3.8(e) shall be to a U.S. Person (as defined under Section 7701(a)(30) of the Code).
SECTION 5.11 Merger, Conversion, Consolidation or Succession to Business.
          Any corporation into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.
ARTICLE VI
DISTRIBUTIONS; EXCHANGES
SECTION 6.1 Distributions.
          Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder’s Securities. Distributions shall be made on the Capital Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Interest (as defined in the Indenture)), premium and/or principal on the Debentures held by the Institutional Trustee (the amount of any such payment being a “Payment Amount”), the Institutional Trustee shall and is directed to make a distribution (a “Distribution”) of the Payment Amount to Holders.
SECTION 6.2 Exchanges.
          (a) If at any time the Sponsor or any of its Affiliates (in any such case, a “Sponsor Affiliated Holder”) is the Holder of any Capital Securities or is a Capital Security Beneficial Owner, such Sponsor Affiliated Holder shall have the right to deliver to the

Institutional Trustee all or such portion of its Capital Securities as it elects and, subject to the terms of the Indenture, receive, in exchange therefor, Debentures having an aggregate principal amount equal to the aggregate Liquidation Amount of the Capital Securities exchanged therefor (such an exchange being referred to herein as an “Exchange”). Such election (i) shall be exercisable, and shall be effective on any Business Day, provided that such Business Day is not a record date or any date falling between a record date and a date on which the related Distribution is payable, by such Sponsor Affiliated Holder delivering to the Institutional Trustee a written notice of such election specifying the aggregate Liquidation Amount of Capital Securities with respect to which such election is being made and the date on which such Exchange shall occur, which date shall be not less than three (3) Business Days after the date of receipt by the Institutional Trustee of such election notice and (ii) shall be conditioned upon such Sponsor Affiliated Holder having delivered or caused to be delivered to the Institutional Trustee or its designee the Capital Securities which are the subject of such election by 10:00 a.m. New York City time, on the date on which such Exchange is to occur. After the Exchange, such Capital Securities shall be cancelled and shall no longer be deemed to be outstanding and all rights of the Sponsor Affiliated Holder with respect to such Capital Securities shall cease. So long as the Capital Securities are in book-entry-only form, the delivery and the cancellation of the Capital Securities pursuant to this Section 6.2 shall be made in accordance with the customary procedures of the Clearing Agency for the Capital Securities.
          (b) In the case of an Exchange described in Section 6.2(a), the Trust shall, at the written request of the Sponsor, on the date of such Exchange, exchange Debentures having a principal amount equal to a proportional amount of the aggregate Liquidation Amount of the outstanding Common Securities, such proportional amount determined by multiplying the aggregate Liquidation Amount of the outstanding Common Securities by the ratio of the aggregate Liquidation Amount of the Capital Securities exchanged pursuant to Section 6.2(a) to the aggregate Liquidation Amount of the Capital Securities outstanding immediately prior to such Exchange, for such proportional amount of Common Securities held by the Sponsor (which contemporaneously shall be cancelled and no longer be deemed to be outstanding); provided, that the Sponsor delivers or causes to be delivered to the Institutional Trustee or its designee the required amount of Common Securities to be exchanged by 10:00 a.m., New York City time, on the date on which such Exchange is to occur.
ARTICLE VII
ISSUANCE OF SECURITIES
SECTION 7.1 General Provisions Regarding Securities.
          (a) The Regular Trustees shall on behalf of the Trust issue one class of capital securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the “Capital Securities”) and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the “Common Securities”). The Trust shall issue no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities.

          (b) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. Such signature shall be the manual signature of any present or any future Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.
          (c) Any cash consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.
          (d) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.
          (e) Every Person, by virtue of having become a Holder or a Capital Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.
ARTICLE VIII
DISSOLUTION; TERMINATION OF TRUST
SECTION 8.1 Dissolution of Trust.
          (a) The Trust shall dissolve:
     (i) upon the bankruptcy of any Holder of the Common Securities or the Sponsor;
     (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or the revocation of the Sponsor’s charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;
     (iii) upon the entry of a decree of judicial dissolution of any Holder of the Common Securities, the Sponsor or the Trust;
     (iv) Subject to obtaining any required regulatory approval, when all of the Securities have been called for redemption and the amounts necessary for redemption thereof have been paid to the Holders, in accordance with the terms of the Securities;

     (v) Subject to obtaining any required regulatory approval, upon the Exchange of all of the then-outstanding Capital Securities pursuant to Section 6.2;
     (vi) Subject to obtaining any required regulatory approval, when the Trust shall have been dissolved in accordance with the terms of the Securities upon election by the Sponsor of its right to terminate the Trust and distribute all of the Debentures to the Holders of Securities in exchange for all of the Securities and all of the Debentures shall have been distributed to the Holders of Securities in accordance with such election;
     (vii) before the issuance of any Securities, with the consent of all of the Regular Trustees and the Sponsor; or
     (viii) upon the expiration of the term of the Trust set forth in Section 3.14.
          (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), and after satisfaction of the claims and obligations of the Trust as required by applicable law, including Section 3808 of the Statutory Trust Act, and subject to the terms set forth in Annex I, the Delaware Trustee, when notified in writing of the completion of the winding up of the Trust in accordance with the Statutory Trust Act, shall terminate the Trust by filing, at the expense of the Sponsor, a certificate of cancellation with the Secretary of State of the State of Delaware.
          (c) The provisions of Section 3.9, Section 3.10 and Article X shall survive the termination of the Trust.
ARTICLE IX
TRANSFER OF INTERESTS
SECTION 9.1 Transfer of Securities.
          (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.
          (b) Subject to this Article IX, all Certificates or other instruments representing the Capital Securities will bear a legend substantially to the following effect (the “Private Placement Legend”):
     THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. EACH PURCHASER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE

SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. ANY TRANSFEREE OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THE SECURITIES REPRESENTED BY THIS INSTRUMENT EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT WHICH IS THEN EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO THE ISSUER OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.
          (c) Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:
     (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and
     (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.
SECTION 9.2 Transfer of Certificates.
          (a) The Trust shall cause to be kept at the Corporate Trust Office of the Institutional Trustee a register in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Capital Securities and of transfers of Capital Securities. The Institutional Trustee is hereby appointed “Security Registrar” for the purpose of registering Capital Securities and transfers of Capital Securities as herein provided. The Security Registrar shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Security Registrar may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Security Registrar shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Security Registrar duly executed by the Holder or such Holder’s attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Security

Registrar. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.
          (b) In the event that any Capital Securities (i) become registered under the Securities Act or (ii) are eligible to be transferred without restriction in accordance with Rule 144 or another exemption from registration under the Securities Act (other than Rule 144A), the Regular Trustees shall cause to be issued, in accordance with Section 9.2(a) above, new Certificates or other instruments representing such Capital Securities, which shall not contain the Private Placement Legend. Securities shall be freely transferable, subject to compliance with this Article IX and the Securities Act. Subject to the last sentence of this Section 9.2(b), if a Certificate representing a Capital Security bears a Private Placement Legend, such Capital Security (x) may be transferred to a Person or Persons who take delivery thereof in the form of a Certificate bearing a Private Placement Legend only if the Security Registrar receives (A) an appropriately completed certificate of transfer in the form attached hereto as Exhibit D and (B) if applicable, a certificate substantially in the form attached hereto as Exhibit E (each such certificate, a “Transfer Certification”); and (y) may be transferred to a Person or Persons who take delivery thereof in the form of a Certificate not bearing a Private Placement Legend or may be exchanged for a Certificate not bearing a Private Placement Legend only if the Security Registrar has previously received an opinion of counsel in form reasonably acceptable to the Sponsor to the effect that the Capital Securities are eligible to be transferred without restriction (a “Transfer Opinion”). The Institutional Trustee and the Security Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer or exchange imposed under this Declaration or under applicable law with respect to any transfer or exchange of any interest in any Security (including any transfers between or among Clearing Agency Participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof. At such time as the Company shall determine, in accordance with applicable law, that the Capital Securities are no longer required to bear the Private Placement Legend, then: (x) the Sponsor shall deliver to the Institutional Trustee a Transfer Opinion; (y) the Security Registrar shall cause to be issued, in accordance with Section 9.2(a) above, new Certificates or other instruments representing such Capital Securities, which shall not contain the Private Placement Legend; and (z) no Transfer Certification shall be required as a condition to any subsequent transfer of the Capital Securities.
SECTION 9.3 Deemed Security Holders.
          The Trustees and the Security Registrar may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

SECTION 9.4 Book Entry Interests.
          The Capital Securities, on original issuance, will be issued in the form of definitive, fully registered Capital Security Certificates (the “Definitive Capital Security Certificates”). The Capital Securities may, upon the instruction of the Sponsor, be issued in the form of one or more, fully registered, global Capital Security Certificates (each a “Global Certificate”), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Capital Security Beneficial Owner will receive a definitive Capital Security Certificate representing such Capital Security Beneficial Owner’s interests in such Global Certificates, except as provided in Section 9.7. If the Capital Securities are held as Global Certificates, then unless and until Definitive Capital Security Certificates shall have been issued to the Capital Security Beneficial Owners pursuant to Section 9.7:
          (a) the provisions of this Section 9.4 shall be in full force and effect;
          (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Capital Securities and the sole holder of the Global Certificates and shall have no obligation to the Capital Security Beneficial Owners;
          (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control; and
          (d) the rights of the Capital Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Capital Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and the Clearing Agency shall receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants.
SECTION 9.5 Notices to Clearing Agency.
          While the Capital Securities are in the form of Definitive Capital Security Certificates, all notices and communications to the Capital Security Holders shall be made at the respective addresses of the Holders set forth on the books and records of the Trust. If the Capital Securities are held as Global Certificates, whenever a notice or other communication to the Capital Security Holders is required under this Declaration, the Regular Trustees shall give all such notices and communications specified herein to be given to the Capital Security Holders to the Clearing Agency, and shall have no notice obligations to the Capital Security Beneficial Owners.

SECTION 9.6 Appointment of Successor Clearing Agency.
          If any Clearing Agency elects to discontinue its services as a securities depositary with respect to the Capital Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Capital Securities.
SECTION 9.7 Definitive Capital Security Certificates.
          If, following the issuance of Global Certificates:
          (a) a Clearing Agency elects to discontinue its services as a securities depositary with respect to the Capital Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.6; or
          (b) the Regular Trustees elect after consultation with the Sponsor and subject to the procedures of the Clearing Agency to terminate the book entry system through the Clearing Agency with respect to the Capital Securities, then:
          (c) Definitive Capital Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Capital Securities; and
          (d) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees and the Security Registrar shall cause Definitive Certificates to be delivered to Capital Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust nor the Security Registrar shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Capital Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Capital Securities may be listed, or to conform to usage.
SECTION 9.8 Mutilated, Destroyed, Lost or Stolen Certificates.
          If:
          (a) any mutilated Certificates should be surrendered to the Security Registrar, or if the Security Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate; and
          (b) there shall be delivered to the Security Registrar such security or indemnity as may be required by them to keep each of them harmless.

then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Regular Trustees and the Security Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.
ARTICLE X
LIMITATION OF LIABILITY OF HOLDERS OF
SECURITIES, TRUSTEES OR OTHERS
SECTION 10.1 Liability.
          (a) Except as expressly set forth in this Declaration, the Capital Securities Guarantee and the terms of the Securities, the Sponsor shall not be:
     (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and
     (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.
          (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust’s assets.
          (c) Pursuant to § 3803(a) of the Statutory Trust Act, the Holders of the Capital Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.
SECTION 10.2 Exculpation.
          (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person’s gross negligence or willful misconduct with respect to such acts or omissions.
          (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person’s professional or expert competence and who, if selected by such Person, has been selected with reasonable care by such Person, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.
SECTION 10.3 Fiduciary Duty.
          (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict or eliminate the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.
          (b) Unless otherwise expressly provided herein:
     (i) whenever a conflict of interest exists or arises between any Covered Persons; or
     (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.
          (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:
     (i) in its “discretion” or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or
     (ii) in its “good faith” or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 10.4 Indemnification.
          (a) (i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.
     (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.
     (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.
     (iv) Any indemnification under paragraphs (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.
     (v) Expenses (including attorneys’ fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Capital Security Holders.
     (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Capital Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.
     (vii) The Debenture Issuer may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).
     (viii) For purposes of this Section 10.4(a), references to “the Trust” shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.
     (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.
          (b) The Debenture Issuer agrees to indemnify the (i) Institutional Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a “Fiduciary Indemnified Person”) for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, claim, damage or expense incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the resignation or removal of the Institutional Trustee or the Delaware Trustee, as the case may be, and the termination of this Declaration. The Debenture Issuer agrees to pay the Institutional Trustee and the Delaware Trustee from time to time such compensation for all services rendered by the Institutional Trustee and the Delaware Trustee hereunder as may be mutually agreed upon in writing by the Debenture Issuer and the Institutional Trustee or the Delaware Trustee, as the case may be, and, except as otherwise expressly provided therein or herein, to reimburse the Institutional Trustee and the Delaware Trustee upon its or their request for all reasonable expenses (including reasonable counsel fees and expenses), disbursements and advances incurred or made by the Institutional Trustee or the Delaware Trustee, as the case may be, in accordance with the provisions of this Declaration, except any such expense, disbursement or advance as may be attributable to its or their negligence, bad faith or willful misconduct. The provisions of this sentence shall survive the resignation or removal of the Delaware Trustee or the Institutional Trustee or the termination of this Declaration.
SECTION 10.5 Outside Businesses.
          Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.
ARTICLE XI
ACCOUNTING
SECTION 11.1 Fiscal Year.
          The fiscal year (“Fiscal Year”) of the Trust shall be the calendar year, or such other year as is required by the Code.
SECTION 11.2 Certain Accounting Matters.
          (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees.
          (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities, to the extent, if any, required by the Trust Indenture Act, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;
          (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.
          (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 11.3 Banking.
          The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Trust shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Institutional Trustee shall designate the signatories for the Institutional Trustee Account.
SECTION 11.4 Withholding.
          The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.
ARTICLE XII
AMENDMENTS AND MEETINGS
SECTION 12.1 Amendments.
          (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:
     (i) the Regular Trustees (or, if there are more than two Regular Trustees a majority of the Regular Trustees);
     (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee; and
     (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;
          (b) no amendment shall be made, and any such purported amendment shall be void and ineffective:

     (i) unless, in the case of any proposed amendment, the Institutional Trustee shall have first received an Officers’ Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);
     (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee shall have first received:
          (A) an Officers’ Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and
          (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and
     (iii) to the extent the result of such amendment would be to:
     (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;
     (B) reduce or otherwise adversely affect the powers of the Institutional Trustee in contravention of the Trust Indenture Act; or
     (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act;
          (c) at such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;
          (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;
          (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and;
          (f) the rights of the Holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and
          (g) subject to Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:
     (i) cure any ambiguity or manifest error;

     (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;
     (iii) add to the covenants, restrictions or obligations of the Sponsor;
     (iv) to conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders; and
     (v) to modify, eliminate and add to any provision of the Declaration to such extent as may be reasonably necessary to effectuate any of the foregoing or to otherwise comply with applicable law.
SECTION 12.2 Meetings of the Holders of Securities; Action by Written Consent.
          (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of Securities representing at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Security Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.
          (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of Securities:
     (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;
     (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;
     (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and
     (iv) unless the Statutory Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Capital Securities are then listed or trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.
ARTICLE XIII
REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
AND DELAWARE TRUSTEE
SECTION 13.1 Representations and Warranties of Institutional Trustee.
          The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee’s acceptance of its appointment as Institutional Trustee that:
          (a) the Institutional Trustee is a banking corporation or association with trust powers, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;
          (b) the execution, delivery and performance by the Institutional Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. The Declaration has been duly executed and delivered by the Institutional Trustee, and it constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors’ rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);
          (c) the execution, delivery and performance of the Declaration by the Institutional Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws of the Institutional Trustee; and
          (d) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Institutional Trustee, of the Declaration.
SECTION 13.2 Representations and Warranties of Delaware Trustee.
          The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee’s acceptance of its appointment as Delaware Trustee that:
          (a) The Delaware Trustee is a banking corporation or association with trust powers, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.
          (b) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors’ rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).
          (c) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of the Declaration.
          (d) The Delaware Trustee is an entity which maintains its principal place of business in the State of Delaware.
ARTICLE XIV
MISCELLANEOUS
SECTION 14.1 Notices.
          All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

          (a) if given to the Trust, in care of the Regular Trustees at the Trust’s mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities and the Institutional Trustee):
Citigroup Capital XXXIII
c/o Citigroup Inc.
153 East 53rd Street, 5th Floor
New York, NY 10043
Attention: Treasury Department
          (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):
BNY Mellon Trust of Delaware
100 White Clay Center
Route 273
Newark, DE 19711
Attention: Corporate Trust Department
          (c) if given to the Institutional Trustee, at the mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities and the Sponsor):
The Bank of New York Mellon
101 Barclay Street-8W
New York, New York 10286
Attention: Corporate Trust Administration
          (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Trust and the Institutional Trustee):
Citigroup Inc.
153 East 53rd Street, 5th Floor
New York, NY 10043
Attention: Treasury Department
          (e) if given to any other Holder, at the address set forth on the books and records of the Trust.
          All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2 Governing Law; Waiver of Trial by Jury.
          This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws. EACH OF THE SPONSOR, THE INSTITUTIONAL TRUSTEE, THE DELAWARE TRUSTEE AND THE REGULAR TRUSTEES IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS DECLARATION OR THE TRANSACTIONS CONTEMPLATED HEREBY.
SECTION 14.3 Intention of the Parties.
          It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.
SECTION 14.4 Headings.
          Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.
SECTION 14.5 Successors and Assigns.
          Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.
SECTION 14.6 Partial Enforceability.
          If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.
SECTION 14.7 Counterparts.
          This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

          IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

/s/ John Gerspach
Name:	John Gerspach
Title:	Regular Trustee

/s/ Charles E. Wainhouse
Name:	Charles E. Wainhouse
Title:	Regular Trustee

BNY MELLON TRUST OF DELAWARE, as Delaware Trustee
By:	/s/ James Ambagis
Name:	James Ambagis
Title:	Assistant Vice President

THE BANK OF NEW YORK MELLON, as Institutional Trustee
By:	/s/ Timothy W. Casey
Name:	Timothy W. Casey
Title:	Senior Associate

CITIGROUP INC., as Sponsor
By:	/s/ Martin A. Waters
Name:	Martin A. Waters
Title:	Assistant Treasurer

ANNEX I
TERMS OF
8.00% CAPITAL SECURITIES
8.00% COMMON SECURITIES
     Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of July 30, 2009 (as amended from time to time, the “Declaration”), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration):
          1. Designation and Number.
(a) Capital Securities. 27,059,000 Capital Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of TWENTY-SEVEN BILLION FIFTY-NINE MILLION dollars ($27,059,000,000), and a liquidation amount with respect to the assets of the Trust of $1,000 per capital security, are hereby designated for the purposes of identification only as “8.00% Capital Securities” (the “Capital Securities”). The Capital Security Certificates evidencing the Capital Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Capital Securities are listed.
(b) Common Securities. One hundred (100) Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of ONE HUNDRED THOUSAND dollars ($100,000), and a liquidation amount with respect to the assets of the Trust of $1,000 per common security, are hereby designated for the purposes of identification only as “8.00% Common Securities” (the “Common Securities”). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.
          2. Distributions.
(a) Distributions payable on each Security will be fixed at a rate per annum of 8.00% (the “Coupon Rate”) of the stated liquidation amount per Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears beyond the first date such Distributions are payable (or would be payable, if not for any Extension Period (as defined below) or default by the Debenture Issuer on the Debentures) will accumulate at the rate of interest payable on the Debentures, compounded quarterly (to the extent permitted by applicable law). The term “Distributions” as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional

Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.
(b) Distributions on the Securities will be cumulative, will accrue from and including July 30, 2009, and will be payable quarterly in arrears, on January 30, April 30, July 30, and October 30 of each year, commencing on October 30, 2009. When, as and if available for payment, Distributions will be made by the Institutional Trustee, except as otherwise described below. The Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an “Extension Period”), during which Extension Period no interest shall be due and payable on the Debentures, provided, that no Extension Period may extend beyond the date of maturity of the Debentures. As a consequence of the Debenture Issuer’s extension of the interest payment period, quarterly Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accumulate to the extent and in the amount that interest accrues and compounds on the underlying Debentures. In the event that the Debenture Issuer exercises its right to extend the interest payment period, then (a) the Debenture Issuer and any subsidiary of the Debenture Issuer will not declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Debenture Issuer’s capital stock or make any guarantee payment with respect thereto (other than (i) purchases, redemptions or other acquisitions of shares of capital stock of Citigroup in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants, (ii) purchases of shares of common stock of Citigroup pursuant to a contractually binding requirement to buy stock entered into in the ordinary course of business and existing prior to the commencement of the Extension Period, including under a contractually binding stock repurchase plan, (iii) as a result of an exchange or conversion of any class or series of Citigroup’s capital stock for any other class or series of Citigroup’s capital stock, (iv) the purchase of fractional interests in shares of Citigroup’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, or (v) the purchase of Citigroup’s capital stock in connection with the distribution thereof) and (b) the Debenture Issuer and any subsidiary of the Debenture Issuer will not make any payment of interest on or principal of (or premium, if any, on), or repay, repurchase or redeem, any debt securities or guarantees issued by the Debenture Issuer that rank pari passu with or junior to the Debentures. The foregoing, however, will not apply to any stock dividends paid by Citigroup where the dividend stock is the same stock as that on which the dividend is being paid. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided, that such Extension Period, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarters; provided further, that no Extension Period may extend beyond the maturity of the Debentures. Payments of deferred Distributions and accrued interest thereon will be payable to Holders as they appear on the books and records of the Trust on the record date immediately preceding the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements. The Regular Trustees will give notice to each Holder of any Extension Period upon their receipt of notice thereof from the Debenture Issuer.
(c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust at the close of business on the relevant record dates. While the Capital Securities are in definitive, fully-registered form, subject to the rules of any securities exchange on which the Capital Securities are listed, the relevant record dates shall be 15 days prior to the relevant payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. If the Capital Securities shall be in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Capital Securities will be made in accordance with the procedures of The Depository Trust Company (“DTC”). The relevant record dates for the Common Securities shall be the same record date as for the Capital Securities. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.
(d) In the event that there is any money or other property, held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.
          3. Liquidation Distribution Upon Dissolution.
(a) In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Securities on the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of claims and obligations of the Trust pursuant to applicable law, distributions in an amount equal to the aggregate of the stated liquidation amount per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the “Liquidation Distribution”), unless, in connection with such dissolution, winding-up or termination, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount, with an interest rate equal to the Coupon Rate, and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on, such Securities outstanding at such time, have been distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities. Prior to any such Liquidation Distribution, the Debenture Issuer will obtain any required regulatory approval.

(b) If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.
          4. Redemption and Distribution.
(a) Upon the repayment of the Debentures in whole or in part, whether at maturity or upon redemption (either at the option of the Debenture Issuer or pursuant to a Special Event as described below or while Capital Securities are held by the U.S. Government in connection with TARP assistance provided to the Debenture Issuer), the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price equal to the liquidation amount per Security plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption, payable in cash (the “Redemption Price”). Holders shall be given not less than 30 nor more than 60 days’ notice of such redemption. Prior to any such redemption, the Debenture Issuer will obtain any required regulatory approval.
(b) If fewer than all the outstanding Securities are to be so redeemed, the Securities will be redeemed Pro Rata and the Capital Securities to be redeemed will be as described in Section 4(e)(ii) below.
(c) Subject to obtaining any required regulatory approval, if, at any time, a Tax Event, an Investment Company Event or a Regulatory Capital Event (each as defined below, and each a “Special Event”) shall occur and be continuing, the Debenture Issuer shall have the right, upon not less than 30 nor more than 60 days’ notice, to redeem the Debentures, in whole or in part, for cash within 90 days following the occurrence of such Special Event, and, following such redemption, Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed shall be redeemed by the Trust at the Redemption Price on a Pro Rata basis; provided, however, that if at the time there is available to the Debenture Issuer or the Trust the opportunity to eliminate, within such 90-day period, the Special Event by taking some ministerial action, such as filing a form or making an election or pursuing some other similar reasonable measure that will have no adverse effect on the Trust, the Debenture Issuer or the holders of the Capital Securities or the Debentures, then the Debenture Issuer or the Trust will pursue such measure in lieu of redemption.
          “Tax Event” means that the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a “Tax Event Opinion”) to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder), of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination or administrative pronouncement on or after June 9, 2009), in either case after June 9, 2009, there is more than an insubstantial risk that (i) the Trust would be subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) the Trust would be subject to more than a de minimis amount of other taxes, duties or other governmental charges, or (iii) interest payable to the Trust on the Debentures would not be deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes.
          “Investment Company Event” means that the Regular Trustees shall have received an opinion of a nationally recognized independent counsel experienced in practice under the Investment Company Act to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a “Change in 1940 Act Law”), there is a more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after June 9, 2009.
          “Regulatory Capital Event” means a determination by the Debenture Issuer, based on an opinion of counsel experienced in such matters (who may be an employee of the Debenture Issuer or any of its affiliates), that, as a result of (a) any amendment to, clarification of or change (including any announced prospective change) in applicable laws or regulations or official interpretations thereof or policies with respect thereto or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment, clarification, change, pronouncement or decision is announced or is effective after June 9, 2009, there is more than an insubstantial risk that the Capital Securities will no longer constitute Tier I Capital of the Debenture Issuer or any bank holding company of which the Debenture Issuer is a subsidiary (or its equivalent) for purposes of the capital adequacy guidelines or policies of the Board of Governors of the Federal Reserve System or its successor as the Debenture Issuer’s primary federal banking regulator, provided, however that the distribution of the Debentures in connection with the liquidation of the Trust shall not in and of itself constitute a Regulatory Capital Event unless such liquidation shall have occurred in connection with a Tax Event or an Investment Company Event.
          On and from the date fixed by the Regular Trustees for any distribution of the Debentures and dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) DTC or its nominee (or any successor Clearing Agency or its nominee), as the record Holder of the Capital Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any certificates representing Securities, except for certificates representing Capital Securities held by DTC or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.
(d) The Trust may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

(e) Redemption or Distribution procedures will be as follows:
          (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for the Securities (a “Redemption/Distribution Notice”) will be given by the Trust by mail to the Institutional Trustee and the Delaware Trustee and to each Holder of the Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to the Holders of the Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of the Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.
          (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Capital Securities, it being understood that, in respect of Capital Securities registered in the name of and held of record by DTC or its nominee (or any successor Clearing Agency or its nominee), the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.
          (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable), then (A) while the Capital Securities are in book-entry only form, with respect to the Capital Securities, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid to the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will deposit irrevocably with DTC or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Capital Securities and will give DTC (or any successor Clearing Agency) irrevocable instructions and authority to pay the Redemption Price to the Holders of the Capital Securities, and (B) with respect to Capital Securities issued in definitive form and Common Securities, provided, that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, distributions will cease to accrue on the Securities so called for redemption and all rights of the Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the

Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Institutional Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.
          (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in respect of the Capital Securities, DTC or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Capital Security Certificates have been issued, to the Holder thereof and (B) in respect of the Common Securities to the Holder thereof.
          (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Debenture Issuer or its affiliates may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.
          5. Voting Rights — Capital Securities.
(a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Capital Securities will have no voting rights.
(b) Subject to the requirements set forth in this paragraph, the Holders of a Majority in aggregate liquidation amount of the Capital Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures, to (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past Default (as defined in the Indenture) that is waivable under Section 5.6 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required; provided that, where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Debentures affected thereby (a “Super Majority”), the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Capital Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Institutional Trustee shall have the right to refrain from following any such direction that violates the Declaration or conflicts with any applicable rule of law or would involve it in personal liability against which indemnity would, in the opinion of the Institutional Trustee, not be adequate, and the Institutional Trustee may take any other action deemed proper by it that is not inconsistent with such direction. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities. Except with respect to directing the time, method and place of conducting a proceeding for a remedy available to the Institutional Trustee, the Institutional Trustee, as holder of the Debentures, shall not take any of the actions described in clauses (i), (ii), (iii) or (iv) above unless the Institutional Trustee has obtained an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes. If the Institutional Trustee fails to enforce its rights under the Debentures, any Holder of Capital Securities may directly institute a legal proceeding against the Debenture Issuer to enforce the Institutional Trustee’s rights under the Debentures without first instituting a legal proceeding against the Institutional Trustee or any other Person or entity. If a Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a holder of Capital Securities may also directly institute a proceeding for enforcement of payment to such holder (a “Direct Action”) of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such holder on or after the respective due date specified or provided for in the Debentures without first (i) directing the Institutional Trustee to enforce the terms of the Debentures or (ii) instituting a legal proceeding directly against the Debenture Issuer to enforce the Institutional Trustee’s rights under the Debentures. Except as provided in the preceding sentence, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Debentures. In connection with such Direct Action, the Debenture Issuer will be subrogated to the rights of such Holder of Capital Securities under the Declaration to the extent of any payment made by the Debenture Issuer to such holder of Capital Securities in such Direct Action.
          Any required approval or direction of Holders of Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Capital Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.
          No vote or consent of the Holders of the Capital Securities will be required for the Trust to redeem and cancel Capital Securities or to distribute the Debentures in accordance with this Declaration and the terms of the Securities.

          Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding; provided, however, that the U.S. Government shall not be an Affiliate of the Sponsor for purposes of this provision and shall be entitled to vote or consent under the circumstances described above while it is a Holder of Capital Securities.
          6. Voting Rights — Common Securities.
(a) Except as provided under Sections 6(b), 6(c) and 7 and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.
(b) The Holders of the Common Securities are entitled, in accordance with and subject to Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.
(c) Subject to Section 2.6 of the Declaration and only after the Default with respect to the Capital Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waiving any past Default (as defined in the Indenture) that is waivable under Section 5.6 of the Indenture, or (iii) exercising any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided that, where a consent or action under the Indenture would require the consent or act of the Holders of a Super Majority of the Debentures affected thereby, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Institutional Trustee shall have the right to refrain from following any such direction that violates the Declaration or conflicts with any applicable rule of law or would involve it in personal liability against which indemnity would, in the opinion of the Institutional Trustee, not be adequate, and the Institutional Trustee may take any other action deemed proper by it that is not inconsistent with such direction. Pursuant to this Section 6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Institutional Trustee has obtained an opinion of nationally recognized tax counsel experienced in such matters to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Institutional Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trustee’s rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.
          Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.
          No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.
          7. Amendments to Declaration and Indenture.
(a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Securities as a class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities, voting together as a single class; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Capital Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.
(b) In the event the consent of the Institutional Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting or consenting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the holders of greater than a majority in aggregate principal amount of the Debentures (a “Super Majority”), the Institutional Trustee may only give such consent at the direction of the

Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this Section 7(b) unless the Institutional Trustee has obtained an opinion of nationally recognized tax counsel experienced in such matters to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.
          8. Pro Rata.
          A reference in these terms of the Securities to any payment, distribution or treatment as being “Pro Rata” shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, a Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Capital Securities pro rata according to the aggregate liquidation amount of Capital Securities held by the relevant Holder relative to the aggregate liquidation amount of all Capital Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Capital Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.
          9. Ranking.
          The Capital Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where a Default (as defined in the Indenture) occurs and is continuing under the Indenture in respect of the Debentures held by the Institutional Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Capital Securities.
          10. Listing.
          The Capital Securities will not initially be listed on any exchange. In the event that the Holder of the Common Securities determines to list the Capital Securities on an exchange, the Regular Trustees shall use their best efforts to cause the Capital Securities to be so listed.
          11. Acceptance of Securities Guarantee and Indenture.
          Each Holder of Capital Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Capital Securities Guarantee, including the subordination provisions therein and to the provisions of the Indenture.
          12. No Preemptive Rights.

          The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.
          13. Miscellaneous.
          These terms constitute a part of the Declaration.
          The Sponsor will provide a copy of the Declaration or the Capital Securities Guarantee, and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

EXHIBIT A-1
FORM OF CAPITAL SECURITY CERTIFICATE
          THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. EACH PURCHASER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. ANY TRANSFEREE OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THE SECURITIES REPRESENTED BY THIS INSTRUMENT EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT WHICH IS THEN EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO THE ISSUER OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

Certificate Number	Number of Capital Securities

CUSIP NO.

Certificate Evidencing Capital Securities
of
CITIGROUP CAPITAL XXXIII
8.00% Capital Securities
(Liquidation Amount $1,000 per Capital Security)
          CITIGROUP CAPITAL XXXIII, a statutory trust formed under the laws of the State of Delaware (the “Trust”), hereby certifies that                      (the “Holder”) is the registered owner of                      (                    ) capital securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 8.00% Capital Securities (the “Capital Securities”). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities are set forth in, and this certificate and the Capital Securities represented hereby are issued and shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of July 30, 2009, as the same may be amended from time to time (the “Declaration”), including the designation of the terms of the Capital Securities as set forth in Annex I thereto. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Capital Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.
          The Holder of this certificate, by accepting this certificate, is deemed to have (i) agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all Senior Indebtedness (as defined in the Indenture) and (ii) agreed to the terms of the Capital Securities Guarantee, including that the Capital Securities Guarantee is (A) subordinate and junior in right of payment to all other liabilities of Citigroup, (B) pari passu with the most senior preferred or preference stock now or hereafter issued by Citigroup and with any guarantee now or hereafter issued by Citigroup with respect to preferred or preference stock of Citigroup’s affiliates and (C) senior to Citigroup’s common stock.
          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.
          By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Capital Securities as evidence of indirect beneficial ownership in the Debentures.

          IN WITNESS WHEREOF, the Trust has executed this certificate this                      day of                     ,                     .

CITIGROUP CAPITAL XXXIII
By:
Name:
Title: Regular Trustee

ASSIGNMENT
FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security Certificate to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)
and irrevocably appoints

agent to transfer this Capital Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.
Date:
Signature:
(Sign exactly as your name appears on the other side of this Capital Security Certificate)

EXHIBIT A-2
FORM OF COMMON SECURITY CERTIFICATE
TRANSFER OF THIS CERTIFICATE
IS SUBJECT TO THE CONDITIONS
SET FORTH IN THE DECLARATION
REFERRED TO BELOW

Certificate Number	Number of Common Securities
Certificate Evidencing Common Securities
of
CITIGROUP CAPITAL XXXIII
8.00% Common Securities (Liquidation Amount $1,000 per Common Security)
          CITIGROUP CAPITAL XXXIII, a statutory trust formed under the laws of the State of Delaware (the ”Trust”), hereby certifies that Citigroup Inc., a Delaware corporation (the “Holder”), is the registered owner of ___ (___) common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 8.00% Common Securities (the “Common Securities”). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer and satisfaction of the other conditions set forth in the Declaration (as defined below), including, without limitation, Section 9.1 thereof. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of July 30, 2009, as the same may be amended from time to time (the “Declaration”), including the designation of the terms of the Common Securities as set forth in Annex I thereto. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.
          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.
          The Holder of this certificate, by accepting this certificate, is deemed to have agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all Senior Indebtedness (as defined in the Indenture) as and to the extent provided in the Indenture.

A2-1

          By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

A2-2

          IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of ___, ___.

CITIGROUP CAPITAL XXXIII
By:
Name:
Title: Regular Trustee

A2-3

ASSIGNMENT
FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)
and irrevocably appoints

                                         agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.
Date: ______________________
Signature:___________________
(Sign exactly as your name appears on the other side of this Common Security Certificate)

A2-4

EXHIBIT B
SPECIMEN OF DEBENTURE

B-1

No. __
$_____________
CITIGROUP INC.
8.00% JUNIOR SUBORDINATED
DEFERRABLE INTEREST DEBENTURE
DUE JULY 30, 2039
     CITIGROUP INC., a Delaware corporation (the “Company”, which term includes any successor corporation under the Indenture, dated as of July 30, 2009, between the Company and The Bank of New York Mellon (as trustee), for value received, hereby promises to pay to The Bank of New York Mellon, as Institutional Trustee of Citigroup Capital XXXIII (the “Trust”), pursuant to that certain Amended and Restated Declaration of Trust, dated as of July 30, 2009, or registered assigns, the principal sum of ___ dollars ($___) on July 30, 2039, and to pay interest on said principal sum from July 30, 2009, or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for, quarterly in arrears on January 30, April 30, July 30, and October 30 of each year commencing October 30, 2009, at a rate of 8.00% per annum, until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded quarterly. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that an amount of interest is payable for any period shorter than a full quarterly period, interest will be computed on the basis of the actual number of days elapsed and a 90-day quarter. In the event that any date on which interest is payable on this Security is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be (a) while this Security is held by the Institutional Trustee of the Trust or is represented by a Global Security, the close of business on the Business Day next preceding such Interest Payment Date, or (b) if pursuant to the provisions of the Indenture this Security is not in book-entry form, 15 days prior to such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of this series of Securities not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Security shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the Holder of this Security is the Institutional Trustee of a Citigroup Trust, the payment of the principal of (and premium, if any) and interest on this Security will be made at such place and to such account as may be designated by such Institutional Trustee.
     This Security is not a deposit or savings account. This Security is not insured by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.
     The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by, such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness of the Company, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.
     This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.
     The provisions of this Security are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

2

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed.
Dated:                     , 2009

CITIGROUP INC.
By:
	Name:	[ ]
	Title:	[ ]

Attest:
By:
Name:	[ ]
Title:	Assistant Secretary

CERTIFICATE OF AUTHENTICATION.
     This is one of the Securities of the series of Securities described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee
By:
Authorized Signatory

3

(REVERSE OF SECURITY)
CITIGROUP INC.
8.00% JUNIOR SUBORDINATED
DEFERRABLE INTEREST DEBENTURE
DUE JULY 30, 2039
     This Security is one of a duly authorized issue of securities of the Company (herein sometimes referred to as the “Securities”), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of July 30, 2009 (the “Indenture”), duly executed and delivered between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. By the terms of the Indenture, the Securities are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Securities is limited in aggregate principal amount to $___.
     The Company shall have the right to redeem this Security, in whole or in part, (i) while 8.00% Capital Securities of the Trust (the “Capital Securities”) or this Security are held by the U.S. Government in connection with TARP assistance provided to the Company, subject to consultation with the Federal Reserve; (ii) at the option of the Company, at any time on or after July 30, 2014 (an “Optional Redemption”), or (iii) any time in certain circumstances upon the occurrence of a Tax Event, an Investment Company Event or a Regulatory Capital Event (each as defined below, and each a “Special Event”) at a redemption price equal to 100% of the principal amount thereof, plus any accrued and unpaid interest to the date of such redemption (the “Optional Redemption Price”). Any redemption pursuant to this paragraph will be made at the Optional Redemption Price upon not less than 30 days nor more than 60 days notice, and with respect to a redemption upon a Special Event, within 90 days following the occurrence of such Special Event; provided, however, that if at the time there is available to the Company or the Trust the opportunity to eliminate, within such 90 day period, the Special Event by taking some ministerial action, such as filing a form or making an election or pursuing some other similar reasonable measure that will have no adverse effect on the Trust, the Company or the holders of the Capital Securities or the Securities, then the Company or the Trust will pursue such measure in lieu of redemption. If the Securities of this series are only partially redeemed by the Company pursuant to an Optional Redemption, such Securities will be redeemed pro rata or by lot or by any other method utilized by the Trustee; provided that if, at the time of redemption, the Securities of this series are registered as a Global Security, the Depositary (as defined herein) shall determine the principal amount of such Securities held by each Security Beneficial Owner to be redeemed in accordance with its procedures.
     “Tax Event” means that the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a “Tax Event Opinion”) to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder), of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of such laws or regulations by any legislative body,

4

court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination or administrative pronouncement on or after June 9, 2009), in either case after June 9, 2009 there is more than an insubstantial risk that (i) the Trust would be subject to United States federal income tax with respect to interest accrued or received on the Securities of this series, (ii) the Trust would be subject to more than a de minimis amount of other taxes, duties or other governmental charges, or (iii) interest payable to the Trust on the Securities of this series would not be deductible, in whole or in part, by the Company for United States federal income tax purposes.
     “Investment Company Event” means that the Regular Trustees shall have received an opinion of a nationally recognized independent counsel experienced in practice under the Investment Company Act to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a “Change in 1940 Act Law”), there is a more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after June 9, 2009.
     “Regulatory Capital Event” means a determination by the Company, based on an opinion of counsel experienced in such matters (who may be an employee of the Company or any of its affiliates), that, as a result of (a) any amendment to, clarification of or change (including any announced prospective change) in applicable laws or regulations or official interpretations thereof or policies with respect thereto or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment, clarification, change, pronouncement or decision is announced or is effective after June 9, 2009, there is more than an insubstantial risk that the Capital Securities will no longer constitute Tier I Capital of the Company or any bank holding company of which the Company is a subsidiary (or its equivalent) for purposes of the capital adequacy guidelines or policies of the Board of Governors of the Federal Reserve System or its successor as the Company’s primary federal banking regulator, provided, however that the distribution of the Debentures in connection with the liquidation of the Trust shall not in and of itself constitute a Regulatory Capital Event unless such liquidation shall have occurred in connection with a Tax Event or an Investment Company Event.
     Any redemption of the Securities of this series, in whole or in part, prior to the stated maturity date is subject to the prior concurrence or approval of the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, or a successor to either of them, as the Company’s primary federal banking regulator (the “Federal Reserve”), or the staff thereof, (i) if such approval is then required in order for securities such as the Securities of this series to qualify as tier 1 capital of a bank holding company under applicable capital adequacy guidelines, regulations, policies, or published interpretations of the Federal Reserve, or (ii) if the Federal Reserve or its staff has informed Citigroup that it must obtain such approval before redeeming the Securities.
     In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

5

     In case an Event of Default, as defined in the Indenture, with respect to the Securities of this series shall have occurred and be continuing, the principal of all the Securities of this series may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.
     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating, any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities; provided, however, that no such supplemental indenture shall modify certain provisions of the Indenture, as set forth in the Indenture, without the consent of the Holders of each Security then outstanding and affected thereby including, without limitation, to: (i) extend the fixed maturity of any Securities of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of, interest thereon, or reduce any premium payable upon the redemption thereof, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of the Indenture with respect to the subordination of the Securities in a manner adverse to the Holders, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding affected thereby, on behalf of all of the Holders of the Securities of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Securities of such series. Any such consent or waiver by the registered Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and of any Security issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Security. In determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or hereunder, Securities owned by the U.S. Government shall not be deemed to be Securities owned by an Affiliate of the Company.
     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the time and place and at the rate and in the money herein prescribed.
     The Company shall have the right at any time during the term of the Securities of this series and from time to time to extend the interest payment period of such Securities for up to 20 consecutive quarters (an “Extended Interest Payment Period”), at the end of which period the

6

Company shall pay all interest then accrued and unpaid (together with interest thereon at the rate specified for the Securities of this series to the extent that payment of such interest is enforceable under applicable law); provided, that no such Extended Interest Payment Period shall extend beyond the maturity of such Securities; and provided further that during any such Extended Interest Payment period (a) the Company and any subsidiary of the Company will not declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company’s capital stock or make any guarantee payment with respect thereto (other than (i) purchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants, (ii) purchases of shares of common stock of the Company pursuant to a contractually binding requirement to buy stock entered into in the ordinary course of business and existing prior to the commencement of the Extension Period, including under a contractually binding stock repurchase plan, (iii) as a result of an exchange or conversion of any class or series of the Company’s capital stock for any other class or series of the Company’s capital stock, (iv) the purchase of fractional interests in shares of the Company’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, or (v) the purchase of capital stock of the Company in connection with the distribution thereof), and (b) the Company and any subsidiary of the Company will not make any payment of interest on or principal of (or premium, if any, on), or repay, repurchase or redeem, any debt securities or guarantees issued by the Company which rank pari passu with or junior to the Securities. The foregoing, however, will not apply to any stock dividends paid by the Company where the dividend stock is the same stock as that on which the dividend is being paid. Before the termination of any such Extended Interest Payment Period, the Company may further extend such Extended Interest Payment Period, provided that such Extended Interest Payment Period together with all such further extensions thereof shall not exceed 20 consecutive quarters and shall not extend beyond the maturity of the Securities of this series. At the termination of any such Extended Interest Payment Period and upon the payment of all accrued and unpaid interest and any additional amounts then due, the Company may commence a new Extended Interest Payment Period.
     As provided in the Indenture and subject to certain limitations therein set forth, this Security is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.
     Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any paying agent and the Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company

7

nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.
     No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.
     This Global Security is exchangeable for Securities of this series in definitive form only under certain limited circumstances set forth in the Indenture. Securities of this series so issued are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.
     All terms used in this Security that are defined in the Officer’s Certificate of the Company, dated as of July 29, 2009 and establishing the terms of the Securities of this series (the “Officer’s Certificate”) shall have the meanings assigned to them in the Officer’s Certificate. All other terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

8

EXHIBIT C
EXCHANGE AGREEMENT

C-1

EXHIBIT D
[FORM OF CERTIFICATE TO BE DELIVERED UPON
TRANSFER OF CAPITAL SECURITIES]
Citigroup Inc.
399 Park Avenue
New York, New York 10043
Facsimile: 212-793-5629
Attention: Treasury Department
The Bank of New York Mellon
101 Barclay Street — 8W
New York, New York 10286
Attention: Corporate Trust Administration
Re: 8.00% Capital Securities, liquidation amount $1,000 per capital security (the “Securities”) CUSIP # 17314MAA4
          Reference is hereby made to that certain Amended and Restated Declaration of Trust, dated as of July 30, 2009 (the “ARDT”), among Citigroup Inc., the regular trustees named therein, BNY Mellon Trust of Delaware, as Delaware Trustee, and The Bank of New York Mellon, as Institutional Trustee (the “Institutional Trustee”). Capitalized terms used but not defined herein shall have the meanings set forth in the ARDT.
          This certificate relates to $_____ aggregate liquidation amount of Securities held in definitive form by the undersigned.
          The undersigned, _____ (transferor), hereby requests that the Security Registrar register a transfer of a Security or Securities to _____ (transferee).
          In connection with such transfer of the Security or Securities, the undersigned confirms that such Securities are being transferred in accordance with their terms:
CHECK ONE BOX BELOW:
☐	to Citigroup Inc. or any subsidiary thereof; or

☐	to a “qualified institutional buyer” within the meaning of Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”) and in compliance with Rule 144A;

☐	pursuant to an exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act.

D-1

          Unless one of the boxes is checked, the Security Registrar will refuse to register the transfer of any of the Securities referenced in this certificate.

Signature

Signature Guarantee:

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)
TO BE COMPLETED BY PURCHASER IF THE SECOND BOX ABOVE IS CHECKED.
          The undersigned represents and warrants that (i) it and any account for which it is acting is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), (ii) it exercises sole investment discretion with respect to each such account, and (iii) it is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

[Name of Transferee]
By:
Name:[2]
Date:

[2]	To be signed by an executive officer.

D-2

EXHIBIT E
[FORM OF CERTIFICATE TO BE DELIVERED
IN CONNECTION WITH TRANSFERS PURSUANT TO RULE 144A]
Citigroup Inc.
399 Park Avenue
New York, New York 10043
Facsimile: 212-793-5629
Attention: Treasury Department
The Bank of New York Mellon
101 Barclay Street — 8W
New York, New York 10286
Attention: Corporate Trust Administration
Re: 8.00% Capital Securities, liquidation amount $1,000 per capital security (the “Securities”) CUSIP # 17314MAA4
Ladies and Gentlemen:
          In connection with our proposed sale of $_____ aggregate liquidation amount of the Securities (the “Subject Securities”), we hereby certify that such transfer is being effected pursuant to and in accordance with Rule 144A (“Rule 144A”) under the United States Securities Act of 1933, as amended, and, accordingly, we hereby further certify that the Subject Securities are being transferred to a person that we reasonably believe is purchasing the Subject Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Subject Securities are being transferred in compliance with any applicable securities laws of any state of the United States.
          The Bank of New York Mellon and Citigroup Inc. are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Very truly yours, [Name of Transferor]
By:
Name:[3]
Date:

[3]	To be signed by an authorized signatory.

E-1